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                                                                    EXHIBIT 32.0

                                  CERTIFICATION

                           Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), the undersigned officers of IPC Holdings, Ltd. (the "Company"), hereby certifies, to such officers' knowledge, that:

                  The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2003                      /s/ James P. Bryce
                                      ---------------------------------
                                      Name:   James P. Bryce
                                      Title:  (Chief Executive Officer)

Dated: July 29, 2003                      /s/ John R. Weale
                                      ---------------------------------
                                      Name:   John R. Weale
                                      Title:  (Chief Financial Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report.